UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2026

MESA LABORATORIES, INC.
(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation)	0-11740 (Commission File Number)	84-0872291 (I.R.S. Employer Identification No.)

12100 WEST SIXTH AVENUE, LAKEWOOD, Colorado (Address of principal executive offices)	80228 (Zip Code)

Registrant’s telephone number, including area code: 303-987-8000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	MLAB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07          SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On September 8, 2026, the Company held its annual meeting of shareholders (the “Annual Meeting”). Holders of 5,595,869 shares of Mesa’s common stock were entitled to vote, of which 4,872,692 shares were represented in person or by proxy at the Annual Meeting.

The certified results of the matters voted upon at the Annual Meeting, which are more fully described in the Company’s proxy statement for the Annual Meeting, are as follows:

Proposal 1 – Election of directors

Each of John Sullivan, Siddhartha Kadia, Shiraz Ladiwala, Jennifer “Jenny” Alltoft, Mark Capone, Shannon Hall, and R. Tony Tripeny was elected to the Board of Directors of Mesa to hold office for a one-year term, until the 2027 annual meeting of shareholders:

	For	Withheld	Broker Non-Votes
John Sullivan, Ph.D.	4,388,976	145,521	338,195
Siddhartha Kadia, Ph.D.	4,421,045	113,452	338,195
Shiraz Ladiwala	4,402,912	131,585	338,195
Jenny Alltoft	4,395,928	138,569	338,195
Mark Capone	4,405,110	129,387	338,195
Shannon Hall	4,399,078	135,419	338,195
R. Tony Tripeny	4,352,734	181,763	338,195

Proposal 2 – Ratification of the selection by our Audit Committee of Baker Tilly US, LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2027

The appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2027 was approved:

For	Against	Abstain	Broker Non-Votes
4,814,383	56,778	1,531	-

Proposal 3 – Approval on a non-binding basis of the compensation of the Company's named executive officers

The compensation of the Company’s named executive officers, as disclosed in the proxy statement, was approved on a non-binding advisory basis:

For	Against	Abstain	Broker Non-Votes
4,317,389	136,782	80,326	338,195

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: September 8, 2026		Mesa Laboratories, Inc.
(Registrant)

	BY:	/s/ John Sakys
John Sakys
Chief Financial Officer